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                                 LOAN AGREEMENT

                                     between

                     STATE INDUSTRIAL DEVELOPMENT AUTHORITY

                                       and

                          CENTRAL CASTINGS CORPORATION

                          Dated as of November 1, 1995




                         ______________________________





                                   Relating to

                                   $8,000,000

                     STATE INDUSTRIAL DEVELOPMENT AUTHORITY

             Adjustable Convertible Taxable Industrial Revenue Bonds
                     (Central Castings Corporation Project)
                                   Series 1995






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                               TABLE OF CONTENTS*
                                       to
                                 LOAN AGREEMENT
                                     between
                     STATE INDUSTRIAL DEVELOPMENT AUTHORITY
                                       and
                          CENTRAL CASTINGS CORPORATION

================================================================================
                                                                            Page
                                                                            ----
Parties......................................................................  1
Recitals.....................................................................  1


                                    ARTICLE I

                         DEFINITIONS AND USE OF PHRASES

Section 1.1  Definitions.....................................................  2
Section 1.2  Definitions Contained in the Indenture..........................  8
Section 1.3  Use of Phrases..................................................  9


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

Section 2.1  Representations and Warranties by the Authority.................  9
Section 2.2  Representations and Warranties by the Company................... 10


--------
*This Table of Contents appears here for reference only and should not be considered a part of this Loan Agreement.

                                   ARTICLE III

                             ISSUANCE OF THE BONDS;
                         LOAN OF PROCEEDS TO THE COMPANY

Section 3.1  Agreement to Issue the Bonds.................................... 14
Section 3.2  Loan to the Company............................................. 14
Section 3.3  No Warranty of Sufficiency of Loan.............................. 14
Section 3.4  Payment of the Loan............................................. 15
Section 3.5  Expenses of the Authority....................................... 17
Section 3.6  Obligations of the Company Unconditional........................ 17
Section 3.7  Assignment of Loan Agreement and Company Note by the
               Authority..................................................... 18
Section 3.8  Assignment of the Loan Agreement by the Company................. 19
Section 3.9  Bonds are Limited Obligations................................... 19
Section 3.10 No Warranty of Project or Facilities............................ 19


                                   ARTICLE IV

                       PROVISIONS CONCERNING MAINTENANCE,
                               INSURANCE AND TAXES

Section 4.1  Maintenance of the Project...................................... 20
Section 4.2  Prohibition Against Sale of Project; Protection Against
               Encumbrances.................................................. 20
Section 4.3  Insurance Required.............................................. 21
Section 4.4  Performance by the Authority or Trustee of Certain
               Company Obligations; Reimbursement of
               Expenses...................................................... 22


                                    ARTICLE V

                          PROVISIONS RESPECTING DAMAGE,
                          DESTRUCTION AND CONDEMNATION

Section 5.1  Damage and Destruction Provisions............................... 23
Section 5.2  Condemnation Provisions......................................... 24
Section 5.3  Condemnation of Right to Use of the Project for Limited
               Period........................................................ 26

Section 5.4  Cooperation of the Authority in the Conduct of Condemna-
               tion Proceedings.............................................. 26
Section 5.5  Relationship to Reimbursement Agreement and Bank
               Mortgage...................................................... 26


                                   ARTICLE VI

                        SPECIAL COVENANTS OF THE COMPANY

Section 6.1  General......................................................... 26
Section 6.2  Performance by the Authority, the Bank or the Trustee of
               Certain Company Obligations; Reimbursement of
               Expenses...................................................... 26
Section 6.3  Release and Indemnification Covenants........................... 27
Section 6.4  Agreement to Maintain Corporate Existence....................... 29
Section 6.5  Qualification in Alabama........................................ 30
Section 6.6  Notice of Adjudication of Invalidity............................ 31
Section 6.7  Protection of Security.......................................... 31


                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

Section 7.1  Events of Default Defined..... ................................. 31
Section 7.2  Remedies on Default............................................. 33
Section 7.3  Agreement to Pay Attorneys' Fees................................ 34
Section 7.4  No Remedy Exclusive............................................. 34
Section 7.5  No Additional Waiver Implied by One Waiver...................... 34
Section 7.6  Restoration of Rights Upon Abandonment of Proceedings........... 35
Section 7.7  Effect of Intercreditor Agreement............................... 35

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                                  ARTICLE VIII

                               PREPAYMENT OF LOAN

Section 8.1  Options to Prepay All or Part of the Loan Prior to
               Conversion Date............................................... 35
Section 8.2  Option to Prepay Loan After Conversion Date Upon the
               Occurrence of Certain Events.................................. 36


                                   ARTICLE IX

                                  MISCELLANEOUS

Section 9.1  Term of Loan Agreement.......................................... 38
Section 9.2  Disposition of Trust Fund Moneys after Payment of Inden-
               ture Indebtedness............................................. 38
Section 9.3  Certification of Completion Date................................ 38
Section 9.4  Notices......................................................... 39
Section 9.5  Certain Prior and Contemporaneous Agreements
               Cancelled..................................................... 40
Section 9.6  Limited Liability of Authority.................................. 40
Section 9.7  Trustee Actions Requested by Company............................ 40
Section 9.8  Binding Effect.................................................. 40
Section 9.9  Severability.................................................... 40
Section 9.10 Article and Section Captions.................................... 41
Section 9.11 Governing Law................................................... 41

Testimonium.................................................................. 41
Signatures................................................................... 41
Acknowledgments.............................................................. 42

         LOAN AGREEMENT between the STATE INDUSTRIAL DEVELOPMENT AUTHORITY, a public corporation organized and existing under the laws of the State of Alabama (herein called the "Authority"), and CENTRAL CASTINGS CORPORATION, a corporation organized and existing under the laws of the State of Alabama (herein called the "Company");


                                 R E C I T A L S


         The Company has heretofore provided for the acquisition, construction and installation of certain industrial facilities located in Calhoun County, Alabama (such facilities being herein together called the "Project"). In order to finance a portion of the costs of acquiring, constructing and installing the Project, the Authority is selling and issuing, simultaneously with the delivery of this Loan Agreement, $8,000,000 principal amount of its Adjustable Convertible Taxable Industrial Revenue Bonds (Central Castings Corporation Project), Series 1995 (herein called the "Bonds"), under a Trust Indenture dated as of November 1, 1995 (herein called the "Indenture"), between the Authority and Chemical Bank, as trustee (herein, together with its successors in trust, called the "Trustee"). The Authority is lending the proceeds of the Bonds to the Company pursuant to this Loan Agreement. The obligation of the Company to repay such loan shall be evidenced by its promissory note (herein called the "Company Note") payable to the Authority or registered assigns.

         In order to secure the payment of the principal of and the interest and premium (if any) on the Bonds, the Authority will pledge and assign under the Indenture the Authority's interest in this Loan Agreement (other than certain expense payment and indemnification rights and certain rights which are herein expressly provided to be exercised by the Authority), including particularly the "Basic Loan Payments" payable hereunder by the Company. In addition, simultaneously with the delivery of this Loan Agreement, the Company and First Fidelity Bank, National Association (herein called the "Bank"), will enter into a Letter of Credit and Reimbursement Agreement dated as of November 1, 1995, pursuant to which the Bank will issue to the Trustee its irrevocable letter of credit in an amount sufficient to provide for the payment of the principal of and up to forty-five (45) days' accrued interest on the Bonds, as well as the purchase price of any Bonds tendered (or deemed to be tendered) for purchase in accordance with the provisions of the Indenture.


                       NOW THEREFORE, THIS LOAN AGREEMENT

                              W I T N E S S E T H:

         That in consideration of the respective representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND USE OF PHRASES


         Section 1.1 Definitions. Unless the context clearly indicates a different meaning, the following words and phrases, as used herein, shall have the following respective meanings:

         "Act" means the statutes codified as Code of Alabama 1975, Title 41, Chapter 10, Articles 2 and 2A, as amended and supplemented and at the time in force and effect.

         "Affiliate" of any designated Person means any Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such designated Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the posses-sion, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

         "Authority" means the party of the first part hereto and, subject to the provisions of Section 9.4 of the Indenture, includes its successors and assigns and any public corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

         "Authorized Authority Representative" means the person or persons at the time designated as such by written certificate furnished to the Company and the Trustee, containing the specimen signature or signatures of such person or persons and signed on behalf of the Authority by its President or Vice President.

         "Authorized Company Representative" means any person authorized to act on behalf of the Company and designated as an authorized representative thereof in a written certificate furnished to the Authority and the Trustee, containing the specimen signature of such person and signed on behalf of the Company by its President or any Vice President thereof.

         "Bank" means First Fidelity Bank, National Association, a national banking association having its principal office in Philadelphia, Pennsylvania, in its capacity as issuer of the Letter of Credit, its successors in such capacity and their assigns. If a Substitute Letter of Credit has been provided to the Trustee in accordance with Section 3.14 of the Indenture, any reference to the Bank shall, unless the context requires otherwise, include reference to the bank or other institution that provides such Substitute Letter of Credit and its successors and assigns.

         "Bank Mortgage" means that certain Mortgage and Security Agreement dated as of November 1, 1995, which will cover the Mortgaged Property and which is to be given by the Council and the Company to the Bank in order to secure the payment by the Company of any amounts which it may be required to pay under the Reimbursement Agreement.

         "Basic Agreements" means the Loan Agreement, the Company Note, the Letter of Credit, the Reimbursement Agreement, the Bank Mortgage, the Intercreditor Agreement and the Indenture, as such instruments may from time to time be amended or supplemented in accordance with their respective terms or the terms of the Indenture, as in the case may be applicable.

         "Basic Loan Payments" means (i) the payments made by the Company pursuant to the provisions of Section 3.4 of the Loan Agreement, (ii) any other payments made by the Company pursuant to the Loan Agreement to provide for the payment of the principal of and the interest and premium (if any) on the Bonds (other than the aforesaid moneys payable pursuant to Section 3.4 of the Loan Agreement), and (iii) any other payments made by the Company pursuant to the Loan Agreement that are referred to herein as Basic Loan Payments.

         "Bond Fund" means the Central Castings Corporation Project Bond Principal and Interest Fund created in Section 8.1 of the Indenture.

         "Bondholder" means the Holder of any Bonds.

         "Bonds" means those certain Adjustable Convertible Taxable Industrial Revenue Bonds (Central Castings Corporation Project), Series 1995, authorized to be issued under the Indenture in the aggregate principal amount of $8,000,000.

         "Business Day" means any day other than (a) a Saturday or a Sunday, (b) a day on which banking institutions in New York, New York, in Philadelphia, Pennsylvania, in Dallas, Texas, in Houston, Texas, or in any other city where either the principal office of the Bank, the Trustee (including the office of the Trustee from which payments of the principal of or interest on the Bonds are made), the Remarketing Agent, or the Tender Agent is located are required or autho- rized by law (including executive order) to close or on which the principal office of the Bank, the Trustee (including the office of the Trustee from which payments of the principal of or interest on the Bonds are made), the Remarketing Agent or the Tender Agent is closed for a reason not related to financial condition, or (c) a day on which the New York Stock Exchange is closed.

         "Code" means the Internal Revenue Code of 1986, as amended and at the time in force and effect.

         "Company" means Central Castings Corporation, an Alabama corporation, and, subject to the provisions of Section 6.4 hereof, includes its successors and assigns and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

         "Company Note" means that certain promissory note of the Company, dated the date of initial issuance of the Bonds, to be given to the Authority in order

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to evidence the obligation of the Company to pay the Basic Loan Payments pursuant to the Loan Agreement, which note shall be in substantially the form described in Section 3.4 hereof.

         "Completion Date" means the date on which the completion of the Project Development Work and the satisfaction of the other conditions referred to in
Section 9.3 hereof are certified to the Trustee and the Authority in accordance with the provisions of said Section 9.3.

         "Construction Fund" means the Central Castings Corporation Project Construction Fund created in Section 7.1 of the Indenture.

         "Conversion Date" means the day on which the interest payable with respect to the Bonds shall be converted from a variable interest rate to a fixed interest rate pursuant to the provisions of Section 3.4 of the Indenture.

         "Council" means the Calhoun County Economic Development Council, an Alabama public corporation, and its successors and assigns.

         "Council Bonds" means any bonds of the Council issued pursuant to the Council Indenture.

         "Council Indenture" means that certain Trust Indenture dated as of November 1, 1995, between the Council and Chemical Bank, as trustee, as said agreement now exists and as it may from time to time be modified, supplemented or amended in accordance with the provisions thereof.

         "Council Indenture Trustee" means Chemical Bank, in its capacity as trustee under the Council Indenture, and any successor thereto in such capacity.

         "Council Lease" means that certain Lease Agreement dated as of November 1, 1995, between the Council and the Company, as said agreement now exists and as it may from time to time be modified, supplemented or amended in accordance with the provisions thereof.

         "Counsel" means any attorney duly admitted to practice before the highest court of any state of the United States of America or the District of Columbia (including any officer or full-time employee of the Authority or an Affiliate thereof who is so admitted to practice), it being understood that Counsel may also mean a firm of attorneys whose members are so admitted to practice.

         "Eminent Domain", when used herein with reference to any taking of property, means the power (actual or claimed) of any governmental authority or any Person acting under governmental authority (actual or claimed) to take such property; and, for purposes of the Loan Agreement, a taking of property under the exercise of the power of Eminent Domain shall include a conveyance made, or a use granted or taken, under either the threat or the fact of the exercise of governmental authority.

         "Event of Default" means an "Event of Default" as specified in Section
7.1 hereof.

         "Holder" means the Person in whose name a Bond is registered on the registry books of the Trustee pertaining to the Bonds.

         "Indenture" means that certain Trust Indenture dated as of November 1, 1995, between the Authority and Chemical Bank, a New York corporation having its principal corporate trust office in the City of New York, New York, under which
(i) the Bonds are authorized to be issued, and (ii) the Authority's interests in the Company Note and the Loan Agreement are to be assigned and pledged as security for payment of the principal of and the interest and premium (if any) on the Bonds, as the said Trust Indenture now exists and as it may hereafter be supplemented and amended.

         "Indenture Indebtedness" means all indebtedness of the Authority at the time secured by the Indenture, including, without limitation, all principal of and interest and premium (if any) on the Bonds, and all reasonable and proper fees, charges and disbursements of the Trustee (including its agents and counsel) for services performed under the Indenture.

         "Independent Counsel" means Counsel having no continuing employment or business relationship or other connection with the Authority or the Company or an Affiliate of either thereof which, in the opinion of the Trustee, might compromise or interfere with the independent judgment of such Counsel in the performance of any services to be performed hereunder as Independent Counsel.

         "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of November 1, 1995, among the Company, the Authority, the Council, the Trustee and the Council Indenture Trustee, as said agreement now exists and as it may from time to time be modified, supplemented or amended in accordance with the provisions thereof.

         "Interest Payment Date" means (i) during the period from the date of the issuance of the Bonds to and including the Conversion Date (if any), the first Business Day of each calendar month falling within such period and the Conversion Date (if any) on which such period ends, and (ii) during the period from, but not including, the Conversion Date (if any) to and including the date of the final payment of the Bonds, each May 1 and November 1 falling within such period.

         "Letter of Credit" means the direct pay irrevocable letter of credit issued by the Bank to the Trustee contemporaneously with the original issuance of the Bonds, together with any letter of credit issued in substitution or exchange therefor pursuant to the Reimbursement Agreement. In the event that a Substitute Letter of Credit is provided to the Trustee pursuant to Section 3.14 of the Indenture, any reference to the Letter of Credit shall, unless the context requires otherwise, include reference to such Substitute Letter of Credit, and any reference to the Bank under such circumstances shall include reference to the bank or other institution providing such Substitute Letter of Credit.

         "Loan" means the loan made hereunder by the Authority to the Company of the proceeds derived from the sale of the Bonds.

         "Loan Agreement" or "this Loan Agreement" means this Loan Agreement, as it now exists and as it may from time to time be modified, supplemented or amended in accordance with the provisions of Section 13.4 of the Indenture.

         "Mortgaged Property" means, at any particular time, all of the property (whether real, personal or mixed) that is at such time subject to the lien of the Bank Mortgage.

         "Net Condemnation Award" means the total amount received as compensation for any part of the Mortgaged Property taken under the exercise of the power of Eminent Domain, plus damages to any part of the Mortgaged Property not taken, which compensation shall consist of (i) all awards received pursuant to administrative or judicial proceedings conducted in connection with the exercise of the power of Eminent Domain, plus (ii) all amounts received as a result of any settlement of compensation claims (whether in whole or in part) negotiated with the condemning authority, less (iii) all attorneys' fees and other expenses incurred in connection with the receipt of such compensation, including attorneys' fees and expenses relating to such administrative or judicial proceedings and to such settlement negotiations.

         "Net Insurance Proceeds" means the total insurance proceeds recovered by the Authority, the Company and the Trustee on account of any damage to or destruction of the Mortgaged Property or any part thereof, less all expenses (including attorneys' fees and any extraordinary expenses of the Trustee) incurred in the collection of such proceeds.

         "Offering Memorandum" means the Limited Offering Memorandum pertaining to the Bonds.

         "Permitted Encumbrances" means, with respect to any of the Mortgaged Property, as of any particular time, any of the following: (i) the lien of the Bank Mortgage and any liens or other encumbrances permitted by the provisions of the Bank Mortgage; (ii) the Council Lease; (iii) liens for ad valorem taxes and general and special assessments not then delinquent; (iv) utility, access, drainage and other easements and rights-of-way, mineral rights, covenants running with the land, zoning restrictions, environmental regulations and other restrictions and encumbrances affecting the use of real property, and minor defects and irregularities in title to real property, none of the foregoing of which, individually or in the aggregate, materially impair the title of the Company to the real property affected thereby or interfere with the use of such prop- erty for the purpose for which it was acquired or is held by the Company; and (v) any inchoate mechanic's materialman's, supplier's or vendor's lien or other right to a purchase money security interest if payment if not yet due and payable under the contract giving rise to such lien or right.

         "Person" means any natural person, corporation, partnership, trust, joint venture, government or governmental body, political subdivision or other legal entity as in the context may be possible or appropriate.

         "Placement Agents" means First Fidelity Bank, N.A., Newark, New Jersey, and Blount, Parrish & Roton, Montgomery, Alabama.

         "Preliminary Agreement" means that certain Preliminary Agreement dated as of November 29, 1994, between the Authority and the Company, in which the Authority agreed, among other things, to issue the Bonds to finance a portion of the costs of acquiring, constructing and installing the Project.

         "Project" means the Project Site, the Project Building and the Project Equipment, as they may at any time exist, and all other property and rights of every kind that are or become subject to the lien of the Bank Mortgage.

         "Project Building" means the foundry building and related improvements situated on the Project Site, as such building and related improvements may at any time exist.

         "Project Development Costs" means the following: (i) all costs and expenses incurred in connection with the planning, development and design of the Project, including the costs of preliminary investigations, surveys, estimates and plans and specifications; (ii) all costs and expenses of acquiring, constructing and installing the various facilities that constitute the Project, including the cost to the Company of supervising construction and installation, payments to contractors and materialmen and fees for professional or other specialized services; (iii) the costs of contract bonds and of insurance of all kinds which may be necessary or desirable in connection with the Project Development Work and which are not paid by any contractor or otherwise provided for; (iv) all expenses incurred in connection with the issuance and sale of the Bonds, including (without limitation) the fees and expenses of Bond Counsel to the Authority, the acceptance fee of the Trustee, the fees and expenses of counsel to the Authority, the fees and expenses of Counsel to the Trustee, the initial fees (if any) of the Tender Agent and the Remarketing Agent, the fees payable to the Bank in respect of the Letter of Credit and the Reimbursement Agreement prior to the Completion Date, the fees and expenses of Counsel to the Bank, the costs of printing the Bonds, the fees of any Rating Agency rating the Bonds, accounting fees, financial advisory fees, and other usual and customary expenses; (v) the charges of the Trustee for the disbursement of moneys from the Construction Fund; (vi) all other costs which the Authority shall be required to pay, under the terms of any contract or contracts, in connection with the Project Development Work; (vii) interest on the Bonds to the extent that the cumulative amount thereof paid out of the proceeds of the Bonds does not exceed the total interest that will accrue on the Bonds from their date until and including the Completion Date; and (viii) the reimbursement to the Company of all amounts paid directly by the Company in respect of any of the aforesaid costs and expenses and of all amounts advanced by the Company to the Authority for the payment of such costs and expenses.

         "Project Development Work" means the construction, expansion and improvement of the Project Building and the acquisition of the Project Equipment and the installation thereof in or around the Project Building.

         "Project Equipment" means (i) all items (whether or not fixtures) of furniture, furnishings, fixtures, machinery, equipment or other personal property the costs of which, in whole or in part, have been or are to be paid by the Company out of the proceeds of the Bonds or the Council Bonds and (ii) all items (whether or not fixtures) of furniture, furnishings, fixtures, machinery, equipment or other personal property that are acquired by the Company in substitution for or replacement of items of machinery, equipment or other personal property theretofore constituting part of the Project Equipment.

         "Project Site" means (i) the parcel of land specifically described in Exhibit A to the Council Lease (to the extent that such parcel is at the time subject to the lien thereof) and (ii) any other land that, at the time and under the terms of the Council Lease, constitutes a part of the Project Site.

         "Rating Agency" means any nationally recognized securities rating agency which shall have outstanding a rating respecting the Bonds.

         "Reimbursement Agreement" means the Letter of Credit and Reimbursement Agreement between the Company and the Bank dated as of November 1, 1995, pursuant to which the Letter of Credit is being issued by the Bank and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, and, with respect to any Substitute Letter of Credit, the agreement specifying the terms of such facility with the bank or other institution providing the same.

         "Remarketing Agent" means First Fidelity Bank, N.A., Newark, New Jersey, or any successor remarketing agent appointed in accordance with Section
12.1 of the Indenture.

         "Substitute Letter of Credit" means a credit facility other than the original Letter of Credit that complies with the requirements of Section 3.14 of the Indenture, including, without limitation, a letter of credit or an insurance policy which provides security for payment of the principal of and interest and premium (if any) on the Bonds, it being understood that any Substi- tute Letter of Credit shall also provide security for the payment of the purchase price of Bonds tendered (or deemed to be tendered) to the Tender Agent pursuant to
Section 3.5 or 3.6 of the Indenture.

         "Tender Agent" means Chemical Bank or any successor tender agent appointed in accordance with Section 12.3 of the Indenture.

         "Trustee" means the Trustee at the time serving as such under the Indenture.

         Section 1.2 Definitions Contained in the Indenture. Unless the context clearly indicates a different meaning, any words, terms or phrases that are used in this Loan Agreement as defined terms without being herein defined and that are defined in the Indenture shall have the meanings respectively given them in the Indenture.

         Section 1.3 Use of Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter", and other equivalent words refer to this Loan Agreement as an entirety and not solely to the particular portion thereof in which any such word is used. The definitions set forth in Section 1.1 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders. Any percentage or fractional amount of all the Bonds, specified herein for any purpose, is to be figured on the aggregate principal amount of all the Bonds then outstanding.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties by the Authority. The Authority makes the following representations and warranties as the basis for the undertakings on its part herein contained:

         (a) Organization. The Authority is a public corporation duly organized and validly existing under the provisions of the Act, as now existing, by reason of an application duly filed for record in the office of the Secretary of State of Alabama and by a Certificate of Incorporation issued by said Secretary of State. The Certificate of Incorporation has not been amended or revoked and is in full force and effect. The Authority is not in default under any of the provisions contained in said Certificate of Incorporation or its Bylaws or in the laws of the State of Alabama. The Authority has not initiated any proceedings or taken any action for its dissolution.

         (b) Litigation. Except for that certain civil action pending in the Circuit Court for Montgomery County, Alabama, and styled Gulf States Steel, Inc. of Alabama v. State Industrial Development Authority, et al., there are no actions, suits or proceedings pending (nor, to the knowledge of the Authority, are any actions, suits or proceedings threatened) against or affecting the Authority or any property of the Authority in any court, or before an arbitrator of any kind, or before or by any governmental body, which might materially and adversely affect the transactions contemplated by this Loan Agreement or which might adversely affect the validity or enforceability of this Loan Agreement or any other agreement or instrument to which the Author- ity is or is to be a party relating to the transactions contemplated by this Loan Agreement.

         (c) Sale and Other Transactions are Legal and Authorized. The sale and issuance of the Bonds, the execution and delivery of this Loan Agreement and the Indenture, and the compliance with all the provisions of each thereof and of the Bonds by the Authority (i) are within the power and authority of the Authority,
(ii) will not conflict with or result in a breach of any of the provisions of, or constitute a default under, the Act, the Certificate of Incorporation or the Bylaws of the Authority, and (iii) have been duly authorized by all necessary corporate action on the part of the Authority.

         (d) The Bonds. The Bonds, when issued and paid for in accordance with this Loan Agreement and the Indenture and when duly authenticated by the Trustee, will constitute legal, valid and binding special obligations of the Authority payable solely from the sources provided in the Indenture, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or in law).

         (e) Designation as Approved Company. The Authority has heretofore designated, and does hereby designate, the Company as an "Approved Company" under the Act.

         (f) Fulfillment of Purposes of Act. The Authority has determined that the issuance of the Bonds, the loan of the proceeds from the sale of the Bonds to the Company and the acquisition, construction, equipping and installation of the Project will fulfill the purposes of the Act.

         Section 2.2 Representations and Warranties by the Company. The Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

         (a) Organization and Qualification of Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Alabama. The Company has the power and authority to own its properties and assets and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in the State of Alabama and in every jurisdiction in addition to the State of Alabama wherein the failure so to qualify and to maintain its standing would have a material adverse effect on its business. The Company has all requisite power to enter into this Loan Agreement and to consummate the transactions contemplated hereby, including, without limitation, the execution, delivery and performance of each of the Basic Agreements to which it is a party.

         (b) Authorization and Validity of the Basic Agreements. The Company has, by all necessary corporate action, duly authorized the execution, delivery and performance of each of the Basic Agreements to which it is a party. When duly executed and delivered by the respective parties thereto, each of the Basic Agreements will constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or in law).

         (c) Burdensome and Conflicting Agreements and Charter Provisions. The Company is not subject to any charter or other restriction or to any judgment, order, rule or regulation of any court or government body which materially and adversely affects, or in the future may (so far as the Company can now foresee) materially and adversely affect, the business, prospects, operations, properties, assets or condition (financial or otherwise) of the Company, nor is it a party to any instrument or agreement which in its reasonable business judgment materially and adversely affects, or in the future may (so far as the Company can now foresee) materially and adversely affect, the business, prospects, operations, properties, assets or condition (financial or otherwise) of the Company. Neither the execution and delivery of any of the Basic Agreements to which the Company is a party, nor the offering, sale and issuance of any of the Bonds, nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of or compliance with the terms and provisions hereof or thereof conflicts with, or results in a breach of, or constitutes a default under, or results in or requires the creation of any lien (other than that created by the Bank Mortgage or by any other security agreements or comparable instruments delivered to the Bank in connection with the issuance of the Letter of Credit) in respect of any properties or assets of the Company pursuant to, or requires any authorization, consent, approval, exemption or other action by, or any notice to, or registration, qualification or filing with, or any other action with respect to, any court, governmental body or any other Person (other than those already obtained, taken or made, and other than as contemplated by the Basic Agreements) pursuant to the terms, conditions or provisions of any applicable law (including any securities or Blue Sky law), rule, regulation, charter, bylaw, agreement, instrument, judgment or order by which the Company is bound or to which the Company or any of its properties is subject.

         (d) Governmental Consents. Neither the nature of the business or property of the Company, nor any relationship between the Company and any other Person nor any circumstance in connection with the offering, sale, issuance or delivery of any of the Bonds is such as to require on the part of the Company any consent, approval, permit, exemption, action, order or authorization of, or filing, registration or qualification with, or with respect to, any court, regu-latory agency or other governmental body in connection with the execution and delivery of this Loan Agreement or the offering, sale, issuance or delivery of any of the Bonds (other than those already obtained, taken or made and which continue in full force and effect).

         (e) Litigation. There is no action, suit, inquiry, investigation or proceeding pending or overtly threatened against or affecting the Company at law or in equity or before or by any court or governmental body (nor, to the best knowledge and belief of the Company, is there any basis therefor) which might result in any material adverse change in the business, prospects, operations, properties or assets or in the financial condition of the Company, or which might ma- terially and adversely affect the transactions contemplated by this Loan Agreement, or which might impair the ability of the Company to comply with its obligations hereunder.

         (f) No Defaults. No event has occurred and no condition exists which, upon the issuance of any of the Bonds, would constitute an Event of Default or which would become such an Event of Default with the passage of time or with the giving of notice or both. To the best of the knowledge of the Company, no event has occurred and no condition exists which would constitute an "Event of Default" under the Indenture, as "Event of Default" is therein defined, or which would become such an "Event of Default" with the passage of time or with the giving of notice or both. The Company is not in default in any respect under any agreement or other instrument to which it is a party or by which it is bound, or any judgment, order, rule or regulation of any court or other governmental body applicable to it, to the extent in any such case that the default in question would materially and adversely affect the transactions contemplated by this Loan Agreement or would impair the ability of the Company to comply with its obliga-tions hereunder. The Company is not in default in the payment of the principal of or the interest on any of its indebtedness and is not in default under any instrument or agreement under and subject to which any of such indebtedness has been incurred, and no event has occurred or is continuing under the provisions of any such instrument or agreement which constitutes or will constitute an event of default thereunder.

         (g) Licenses, Permits, Etc. In the event that the Company is required to obtain any licenses, permits or other approvals in connection with the acquisition, construction, installation and operation of the Project, such licenses, permits or other approvals will be duly obtained not later than the time required.

         (h) Project's Compliance with Statutes and Regulations. To the best of the knowledge and judgment of the Company, the operation of the Project for the purpose for which it was designed and acquired will not conflict with any zoning, planning or similar regulations applicable thereto and will comply in all material respects with all applicable statutes, regulations, orders and restrictions.

         (i) Full Disclosure. Neither any information furnished by the Company to the Placement Agents in connection with the sale and issuance of the Bonds and the other transactions contemplated by this Loan Agreement, nor the representations and warranties made by the Company in this Loan Agreement or in any document in writing furnished by the Company to the Placement Agents in connection with the transactions contemplated hereby, contain (except to the extent, as to any such representation or warranty not made in this Loan Agreement or in a document required to be furnished pursuant to this Loan Agreement, corrected in any other written communication subsequently furnished by the Company to the Placement Agents prior to the execution and delivery of this Loan Agreement) any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein, in light of the cir- cumstances in which they were made, not misleading at the times they were made. There is no fact known to the Company or which in the exercise of reasonable diligence should have been known to the Company which the Company has not disclosed to the Placement Agents in writing prior to the execution and delivery of this Loan Agreement which materially adversely affects or, so far as the Company can now in the exercise of its reasonable business judgment foresee, will materially adversely affect the Project, the financial condition of the Company or the ability of the Company to perform its obligations hereunder or under any agreement contemplated hereby.

         (j) Date of Acquisition of Project. None of the property which constitutes part of the Project and the costs of which are to be paid, directly or indirectly, with proceeds of the Bonds was acquired by the Company prior to the effective date of the Preliminary Agreement, nor did the Company enter into any binding commitment for the acquisition of any such property prior to such date.

         (k) Nature and Location of Project. The Project will constitute a "project" within the meaning of the Act, as now existing. As of the delivery of this Loan Agreement, the Project is located wholly within Calhoun County, Alabama.

         (l) Eligibility Under the Act. The Company makes the following representations and warranties regarding the eligibility of the Project for financing under the Act:

             (1) The Company will operate the Project as a trade or business described in SIC Code No. 3221.

             (2) Either (A) the average hourly wage for full-time hourly paid employees at the Project will be at least $8.00 per hour or (B) the average total compensation (including benefits) for full-time paid employees at the Project will be at least equivalent to $10.00 per hour.

             (3) The Company expects and agrees to invest not less than $11,000,000 in the Project on or before January 1, 1996.

             (4) The Company expects and agrees to employ at least 50 full-time new employees at the Project within 18 months after the date that the Project is placed in serviced. For purposes of this paragraph, the Company will subtract from the number of new employees employed at the Project the total number of employees who have been laid off by the Company in Alabama during the two years preceding the date of delivery of this Loan Agreement. The term "new employees" includes only those individuals (A) who have not been previously employed by the Company in Alabama; (B) will be employed at the Project; and (C) will be subject to the personal income tax imposed by Section 40-18-2 of the Code of Alabama (1975) upon commencement of employment at the Project.

             (5) The amount of Job Development Fees (as defined in the Act) assessed by the Company and withheld from the gross wages of its new employees at the Project shall not exceed the amount permitted by the Act and the rules and regulations of the Authority in existence on the date of delivery of this Loan Agreement.

             (6) The Company has complied and will comply with all of the provisions of the Act and the Authority's rules and regulations applic-able to the Company.

The sole remedy for the failure of the Company to comply with the covenants stated in this Section 2.2(l) shall be under Section 41-10-44.8 of the Code of Alabama (1975). Such failure of the Company shall not constitute a default under Section 7.1 hereof.

                                   ARTICLE III

                             ISSUANCE OF THE BONDS;
                         LOAN OF PROCEEDS TO THE COMPANY


         Section 3.1 Agreement to Issue the Bonds. Simultaneously with the delivery of this Loan Agreement, the Company will execute and deliver the Company Note to the Authority, will execute and deliver the Reimbursement Agreement to the Bank and will cause the Bank to execute and deliver the Letter of Credit to the Trustee. In order to finance a portion of the costs of acquiring, constructing and installing the Project, the Authority will, simultaneously with the delivery of this Loan Agreement, issue and sell the Bonds to the Placement Agents and, as security therefor, execute and deliver the Indenture. Simultaneously with the lending of the proceeds of the Bonds to the Company, the Company will pay the costs of issuing the Bonds and of obtaining the Letter of Credit. All the terms and conditions of the Indenture (including, without limitation, those relating to the amounts and maturity date or dates of the principal of the Bonds, the interest rate or rates thereof and the provisions for redemption thereof prior to their maturity) are hereby approved by the Company, and to the extent that any provision of the Indenture is relevant to the calculation of any amount which the Company is obligated to pay pursuant to the Company Note or the Loan Agreement, or to the determination of any other obligation of the Company under the Loan Agreement, the Company Note or the Reimbursement Agreement, or to the determination of any obligation of the Authority under the Loan Agreement, the Authority and the Company hereby agree that such provision of the Indenture shall be deemed a part hereof as fully and completely as if set out herein.

         Section 3.2 Loan to the Company. Simultaneously with the issuance and delivery of the Bonds to the Placement Agents and the delivery of the Basic Agreements, all as provided in Section 3.1 hereof, the Authority will lend to the Company the entire proceeds of the Bonds (exclusive of accrued interest thereon, if any) by depositing such proceeds with the Trustee and causing the Trustee to apply such proceeds as provided in Section 3.13 of the Indenture. Moneys held in the Construction Fund may be disbursed by the Trustee to pay such reasonable costs and expenses of issuance as the Company may direct by requests complying with the provisions of Section 7.1 of the Indenture.

         Section 3.3 No Warranty of Sufficiency of Loan. The Authority shall have no obligation to pay any Project Development Costs or to lend the Company any moneys for the payment of Project Development Costs other than the proceeds of the Bonds. The Authority makes no warranty, either express or implied, that the proceeds of the Bonds will be sufficient to provide for the payment of all or any Project Development Costs which the Company may desire to pay out of the Loan. The Company hereby covenants that it will pay out of its own funds (including proceeds of the Council Bonds borrowed by the Company) any such Project Development Costs in excess of the amount available for the payment thereof from the Loan. If the Company shall pay from its own funds any portion portion of any Project Development Costs, it shall not be entitled to any reim-bursement therefor (except from moneys in the Construction Fund) from the Authority, the Trustee or the Holders of any of the Bonds, nor shall it be entitled to any diminution or postponement of the payments due from the Company under the Loan Agreement.

         Section 3.4 Payment of the Loan. Simultaneously with the issuance of the Bonds and the lending of the proceeds thereof to the Company, the Company will evidence its indebtedness for the Loan by executing and delivering the Company Note to the Authority. The Company Note shall

             (a) be issued in a form registered as to both principal and interest;

             (b) be immediately pledged, assigned and delivered by the Auth-ority to the Trustee and registered in the name of the Trustee;

             (c) be nontransferable except as required to effect the assignment thereof to the Trustee or any successor Trustee;

             (d)  be dated the date of the initial issuance of the Bonds;

             (e) be issued in a principal amount equal to the aggregate princi-pal amount of the Bonds and bear interest on the unpaid principal amount thereof at the same rates as those borne by the principal of the Bonds, which interest on the Company Note shall be payable on the same dates as the interest payable with respect to the Bonds;

             (f) mature or be subject to mandatory prepayment on the same dates, on the same terms and in the same amounts as the principal of the Bonds shall mature or be subject to mandatory redemption; and

             (g) be subject to optional prepayment on the same dates and on the same terms as the Bonds shall be subject to optional redemption.

The Company will repay the Loan, together with the interest thereon, in accordance with the terms of the Company Note. Anything to the contrary contained in the Loan Agreement or the Company Note notwithstanding, there shall be credited against any payment due on the Company Note (including components of principal and interest) any amount then held in the Bond Fund Primary Account to the extent that such amount does not itself consist of prior payments due on the Company Note and has not theretofore been credited against a previous payment due on the Company Note; provided, however, that moneys held in the Bond Fund Primary Account shall not be credited against any payment due on the Company Note or any such other payment required by the Loan Agreement if such moneys (i) are held therein for payment of matured but unpaid interest on or principal of the Bonds, (ii) are held therein pursuant to instructions from the Company for the future payment or purchase of Bonds or (iii) are held therein for the payment of unmatured Bonds if such Bonds are considered fully paid pursuant to the provisions of Section 14.1 of the Indenture by reason of the fact that such moneys are so held in the Bond Fund Primary Account. The payment (whether at maturity, by acceleration or upon redemption) of any principal of or interest on the Bonds pursuant to the provisions of the Indenture shall constitute a payment or prepayment of the principal of or interest on the Company Note in the same amount and at the same time, irrespective of whether the moneys used to effect such payment with respect to the Bonds constitute payments by the Company on the Company Note or are made available from other sources provided in the Indenture, except for moneys drawn under the Letter of Credit. So long as the Letter of Credit remains in effect, any moneys payable by the Company under the Company Note will be applied for the reimbursement to the Bank of the corresponding amounts drawn under the Letter of Credit to provide for the payment of the principal of and the interest and premium (if any) on the Bonds.

         Anything to the contrary contained in the Loan Agreement or the Company Note notwithstanding, if for any reason, after the payment by the Company of such amounts as are required to be paid by it pursuant to the Company Note, the moneys then held by and available to the Trustee for payment or redemption of the principal of and the interest and premium (if any) on the Bonds are not sufficient to pay, on the due or required redemption date thereof, the principal maturing or required to be redeemed with respect to the Bonds plus the interest and premium (if any) due with respect to the Bonds, the Company will promptly pay to the Trustee (for the account of the Authority) such additional amounts, as, when added to the aforesaid moneys held by and available to the Trustee, will equal an amount sufficient to pay such principal, interest and premium (if any).

         Nothing herein contained shall be construed as imposing on the Authority or on the Trustee any duty or responsibility of giving any notice to the Company of the amount on deposit in any of the funds established under the Indenture or of the amount of any credits against payments on the Company Note available to the Company, as of any payment date with respect to the Company Note, but the Authority will cause the Trustee to respond to any reasonable requests that the Company may make for such information. Neither the Authority nor the Trustee shall be obligated to give any prior notice to the Company of the due date or amount of any payment on the Company Note; and failure to receive any such prior notice, even if customarily given by the Authority or the Trustee, shall not relieve the Company of its obligation to make such payment on the Company Note when it is due and payable.

         If any payment on the Company Note or any other payment required by the Loan Agree- ment to provide for the payment of the principal of or the interest and premium (if any) on the Bonds is not paid on or before the Interest Payment Date on which such payment is due, then such overdue amount shall bear interest from such Interest Payment Date until paid at the rate of interest per annum borne by the principal of the Bonds or the highest non-usurious per annum rate of interest then permitted by applicable law, whichever of the foregoing rates of interest is the lesser.

         In addition to payments with respect to the Loan and the Company Note, the Company will also pay (i) the annual fee of the Trustee for the ordinary services by it and the Trustee's ordinary expenses incurred under the Indenture (including the fees and expenses of the Trustee's agents and counsel), (ii) the reasonable fees and charges of the Trustee as registrar, transfer agent and paying agent with respect to the Bonds, as well as the fees and charges of any other paying agent with respect to the Bonds who shall act as such agent in accordance with the provisions of the Indenture, (iii) the reasonable fees and expenses of the Authority and the Trustee in connection with any registration, transfer or exchange of any of the Bonds if the Authority and the Trustee are not permitted by Section 5.4 of the Indenture to charge the holder of such Bonds for such fees and expenses, and (iv) the reasonable fees, charges and expenses of the Trustee for necessary extraordinary services rendered by it and necessary extraordinary expenses incurred by it under the Indenture. All such fees, charges and expenses shall be paid directly to the Trustee, for its own account upon presentation of its statements therefor.

         In addition to payments with respect to the Loan and the Company Note and the aforesaid payments to the Trustee, the Company will also pay (i) to the Bank such fees and expenses as it shall be required to pay from time to time in accordance with the Reimbursement Agreement and (ii) to the Trustee such amounts as may be needed to pay the purchase price of any Bonds to be purchased pursuant to Section 3.5 or 3.6 of the Indenture, on the date or dates on which any such Bonds are due to be purchased pursuant to either of said sections, but only to the extent that Eligible Remarketing Proceeds (as defined in the Indenture) or moneys drawn under the Letter of Credit, or a combination thereof, are not available for the payment of such purchase price.


         Section 3.5 Expenses of the Authority. In addition to all payments required by Section 3.4 hereof, the Company will also pay the reasonable and necessary expenses, not otherwise provided for, which may be incurred by the Authority, or for which the Authority may in any way become liable, as a result of issuing any of the Bonds, making the Loan to the Company, or being a party to the Loan Agreement or the Indenture; provided, however, that for so long as no Event of Default shall have occurred and be continuing, the Company's liability under this section shall not include expenses voluntarily incurred by the Authority without prior request or approval by the Company, unless such expenses are necessary to enable the Authority to perform its obligations under the Loan Agreement and the Indenture.


         Section 3.6 Obligations of the Company Unconditional. The obligation of the Company to make all payments due on the Company Note, to make all other payments provided for in the Loan Agreement and to perform and observe the other agreements and covenants on its part contained in the Loan Agreement shall be absolute and unconditional, irrespective of any rights of set-off, recoupment or counterclaim it might otherwise have against the Authority. The Company will not suspend, discontinue, reduce or defer any such payment or fail to perform and observe any of its other agreements and covenants contained herein or (except as expressly authorized herein) terminate the Loan Agreement for any cause, including, without limitation, any acts or circumstances that may deprive the Company of the use and enjoyment of the Project, failure of consideration or commercial frustration of purpose, any damage to or destruction of the Project or any part thereof, any change in the tax or other laws of the United States of America, the State of Alabama or any political or taxing subdivision of either thereof, the outcome of any pending or future legal or regulatory proceedings or legislative action, or any failure of the Authority to perform and observe any agreement or covenant, whether express or implied, or any duty, liability or obligation arising out of or connected with the Loan Agreement.

         Nothing contained in this section shall be construed to prevent the Company at its own cost and expense and in its own name or in the name of the Authority, from prosecuting or defending any action or proceeding or taking any other action involving third persons which the Company deems reasonably necessary in order to secure or protect its rights hereunder, and in such event the Authority will cooperate fully with the Company in any such action or proceeding. Further, nothing contained in this section shall be construed to release the Authority from the performance of any of the agreements on its part herein contained or to preclude the Company from instituting such action against the Authority as the Company may deem necessary to compel such performance, it being understood and agreed, however, that no such action on the part of the Company shall in any way affect the agreements on the part of the Company contained in the first paragraph of this section or in any way relieve the Company from performing any such agreements.

         Section 3.7 Assignment of Loan Agreement and Company Note by the Authority. It is understood and agreed that the Authority will assign its right, title and interest in and to the Loan Agreement (other than the right to require the Company to pay certain expenses incurred by the Authority as provided in Sections 3.5 and 7.3 hereof and the indemnification rights contained in Section
6.3 hereof) and the Company Note and will pledge any moneys received under the Company Note and the Loan Agreement, together with the rights to receive the same, to the Trustee as security for payment of the principal of and the interest and premium (if any) on the Bonds, but no such assignment or pledge shall in any way relieve the Authority from the performance and observance of the agreements and covenants on its part herein contained. It is further understood and agreed that in the Indenture the Authority will obligate itself to follow the instructions of the Bank or the Trustee or the holders of the Bonds or a certain percentage thereof in the election or pursuit of any remedies herein vested in it. Upon the assignment and pledge to the Trustee of the Authority's right, title and interest in and to the Company Note and the Loan Agreement, the Trustee shall have all rights and remedies therein and herein accorded the Authority (other than the aforesaid expense payment and indemnification rights) and any reference therein or herein to the Authority (except as stated above) shall be deemed, with the necessary changes in detail, to include the Trustee; and the Trustee, the Bank and the holders of the Bonds shall be deemed to be third party beneficiaries of the covenants and agreements on the part of the Company contained in the Company Note and the Loan Agreement (other than those covenants and agreements respecting payment of the Authority's expenses contained in Sections 3.5 and 7.3 hereof and those agreements and covenants respecting indemnification of the Authority contained in Section 6.3 hereof) and shall, to the extent contemplated by the Indenture, be entitled to enforce performance and observance of the agreements and covenants on the part of the Company contained therein and herein to the same extent as if they were parties to all such instruments. Subsequent to the issuance of the Bonds, the Authority and the Company shall have no power to modify, alter, amend, release or terminate the Company Note or the Loan Agreement without the prior written consent of the Trustee and then only as provided in the Indenture. The Authority will not, so long as no Event of Default shall have occurred and be continuing, amend the Indenture or any indenture supplemental thereto without the prior written consent of the Company.

         Without the prior written consent of the Company and the Bank, the Authority will not hereafter issue any bonds, notes or other securities (including refunding securities), other than the Bonds, that are payable out of or secured by a pledge of any moneys payable by the Com- pany under the Company Note or the Loan Agreement. Further, the Authority, subject to the provisions of
Section 9.4 of the Indenture, will preserve its corporate existence and will not dis- solve or do anything that will result in the termination of its corporate existence.


         Section 3.8 Assignment of the Loan Agreement by the Company. The Company will not assign its rights under the Loan Agreement without the prior written consent of the Authority and the Trustee, which consent shall not be unreasonably withheld; provided, however, that no such assignment nor any dealing or transactions between the Authority or the Trustee and any assignee shall in any way relieve the Company from primary liability for any of its obliga- tions under the Loan Agreement and the Company Note. The Company will, promptly following the delivery of any such assignment, furnish to the Authority and to the Trustee fully executed or appropriately certified copies thereof.


         Section 3.9 Bonds are Limited Obligations. The Bonds shall be limited obligations of the Authority and shall be payable solely from the payments made by the Company under the Loan Agreement and the Company Note and the moneys drawn by the Trustee or the Tender Agent under the Letter of Credit. The Bonds shall never be paid out of any other funds of the Authority except such revenues.


         Section 3.10 No Warranty of Project or Facilities. The Company recognizes that the plans and specifications for the Project will be furnished, prepared, revised or implemented substantially to its requirements; therefore, THE AUTHORITY MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE PROJECT OR ANY ONE OR MORE OF THE FACILITIES, INCLUDING, BUT NOT LIMITED TO: THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PAR-TICULAR PURPOSES; THE DESIGN OR CONDITION THEREOF; THE WORKMANSHIP, QUALITY OR CAPACITY THEREOF; COMPLIANCE THEREOF WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; PATENT INFRINGEMENT; LATENT DEFECTS; OR THAT THE PROCEEDS DERIVED FROM THE SALE OF THE BONDS WILL BE SUFFICIENT TO PAY IN FULL FOR SAME.

                                   ARTICLE IV

                       PROVISIONS CONCERNING MAINTENANCE,
                               INSURANCE AND TAXES


         Section 4.1 Maintenance of the Project. The Company will, at its own expense, keep the Project in reasonably safe condition and keep all buildings, equipment and other facilities at any time forming part of the Project habitable and in good repair and operating condition (reasonable wear and tear excepted), making from time to time all necessary and proper repairs thereto (including, without limitation, exterior and structural repairs).

         The Company will not permit any mechanics' or other liens to stand against the Project for labor, materials, equipment or supplies furnished in connection with any additions, alterations, improvements, modifications, repairs or renewals that may be made to the Project. The Company may, however, at its own expense and in good faith, contest any such mechanics' or other liens and, in the event of any such contest, may, if it so notifies the Trustee, permit any such liens to remain unsatisfied and undischarged during the period of such contest and any appeal therefrom unless the Trustee notifies the Company that, in the opinion of Independent Counsel, such action by the Company will cause any part of the Project to be subject to a material risk of loss or forfeiture, in which case such mechanics' or other liens shall (unless they are bonded or superseded in a manner satisfactory to the Trustee) be promptly satisfied.


         Section 4.2 Prohibition Against Sale of Project; Protection Against Encumbrances. Except as permitted by the provisions of the Bank Mortgage, the Company will not sell, lease, transfer or otherwise dispose of all or any part of the Project, either in a single transaction or in a series of related transactions.

         The Company will not create, or knowingly suffer to exist, any liens or encumbrances on the Project other than Permitted Encumbrances, and, subject to the provisions of the succeeding paragraph respecting contest rights, it will duly pay and discharge, or cause to be paid and discharged, as the same respectively become due,

              (a) all claims or judgments giving rise to a lien on the Project which, if not paid, would not constitute a Permitted Encumbrance,

              (b) all taxes and governmental charges of any kind whatsoever that may lawfully be assessed or levied against or with respect to the Project, including, without limitation, any taxes levied upon or with respect to any moneys payable to or for the account of the Authority under the Company Note or the Loan Agreement, which, if not paid, would become a lien on the Project that would not constitute a Permitted Encumbrance, and

             (c) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project; provided that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Company shall be obligated to pay only such installments as are required to be paid during any period while the Loan Agreement shall be in effect.

         The Company may, at its own expense, in good faith contest any such claims, judgments, taxes, assessments and other charges and, in the event of any such contest, may, if it so notifies the Authority and the Trustee, permit such claims, judgments, taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, unless the Trustee notifies the Company that, in the opinion of Independent Counsel, such action by the Company will cause the Project or any part thereof to become subject to a material risk of loss or forfeiture, or will cause any moneys payable to or for the account of the Authority under the Company Note or the Loan Agreement to become subject to a lien or charge thereon prior to or on a parity with the pledge and assignment thereof made in the Indenture, in which case such claims, judgments, taxes, assessments or charges shall (unless they are bonded or are superseded in a manner satisfactory to the Trustee) be paid prior to their becoming delinquent. The Authority will cooperate fully with the Company in any such contest.

         Section 4.3 Insurance Required. The Company will take out not later than the effective date of the Loan Agreement and thereafter continuously maintain in effect or cause to be so taken out and maintained in effect the following insurance:

             (a) insurance against loss or damage to all of the improvements and items of personal property that constitute part of the Project by fire, lightning, vandalism and malicious mischief, with uniform standard extended coverage endorsement limited only as may be provided in the standard form of extended coverage endorsement at the time in use in the State of Alabama, to such extent as is necessary to provide
         (i) for full payment of the costs of repairing, restoring or replacing the property damaged or destroyed or, if insurance to such extent is not available, to the extent of the full insurable value (as determined by a recognized insurer) of such improvements and personal property or
         (ii) for the recovery of such lesser amount as may be required for the full payment of the Indenture Indebtedness then outstanding; and

             (b) comprehensive general liability insurance against liability for personal or bodily injury to or death of persons and for damage to or loss of property occurring on or about the Project or in any way related to the use or occupancy of the Project in the minimum amounts of $1,000,000 per person per occurrence and $2,000,000 aggregate per occurrence.

         All policies providing the insurance required by this section shall be taken out and maintained in generally recognized responsible insurance companies, qualified under the laws of the State of Alabama to assume the respective risks undertaken. All such policies may be written with deductible amounts comparable to those on similar policies carried by organizations owning or occupying similar properties. All policies providing the insurance required to be carried by this section shall be deposited with the Trustee, provided, however, in lieu thereof the Company may deposit with the Trustee a certificate or certificates of the respective insurers attesting the fact that such insurance is in force and effect. At least thirty (30) days prior to the expiration date of any such policy, the Company will furnish to the Trustee evidence reasonably satisfactory to the Trustee that such policy has been renewed or replaced by another policy or that there is no necessity therefor under the Loan Agreement. Anything herein to the contrary notwithstanding, any insurance required by the provisions hereof may be evidenced by a blanket policy covering risks in addition to those hereby required to be covered, but if and only if appropriate allocation certificates and loss payable endorsements are furnished to the Trustee.

         Section 4.4 Performance by the Authority or Trustee of Certain Company Obliga- tions; Reimbursement of Expenses. In the event the Company fails to take out or maintain the full insurance coverage required by the Loan Agreement, or fails to pay, in accordance with the provisions of Section 4.2 hereof, any indebtedness, obligation, tax, assessment, charge, levy or claim which it is obligated to pay under the provisions of said Section 4.2, or fails to keep those parts of the Project requiring maintenance in good repair, or fails to satisfy any other provision of the Loan Agreement, the Authority or the Trustee, after first notifying the Company in writing of any such failure on its part and after the subsequent failure by the Company to perform the obligation with respect to which it is delinquent within thirty (30) days of the date of delivery of such notice, may (but shall not be obligated to) perform any such obligation on behalf of the Company. Any expense incurred by the Authority or the Trustee in performing any of such obligations of the Company shall become an additional obligation of the Company hereunder and shall be repaid by the Company, together with interest thereon, from the date such expense was actually paid by the Authority or the Trustee, as the case may be, until the date of its repayment by the Company, at a per annum rate equal to two percent (2%) above the prime lending rate of the Trustee from time to time in effect until such amount is repaid or at the maximum applicable non-usurious per annum rate of interest then permitted by the laws of the State of Alabama, whichever of the foregoing rates of interest is the lesser. Any remedy vested in the Authority or the Trustee by the Loan Agreement or the Indenture for the collection of payments on the Loan shall also be available to the Authority or the Trustee for the collection of all expenses so paid by the Authority or the Trustee in performing any of such obligations of the Company.

                                    ARTICLE V

                          PROVISIONS RESPECTING DAMAGE,
                          DESTRUCTION AND CONDEMNATION


         Section 5.1 Damage and Destruction Provisions. If the Project is destroyed, in whole or in part, or is damaged, by fire or other casualty, all obligations of the Company and the Authority under the Loan Agreement and the Company Note shall continue in full force and effect. The Company will promptly notify the Authority and the Trustee of such damage or destruction, and all Net Insurance Proceeds referable to such damage or destruction, whether or not initially recovered by the Authority or the Company, shall be paid to and held by the Trustee in a separate trust account until applied in accordance with the provisions hereof. Pursuant to directions to be given to the Trustee by the Company in a written certificate which shall be delivered to the Trustee not more than ninety (90) days following the event causing such damage or destruction, the Net Insurance Proceeds referable to such damage or destruction and held by the Trustee shall be applied by the Trustee for one or both of the following purposes:

             (a) payment of the costs of repairing, replacing or restoring the property damaged or destroyed to the extent necessary for it to have substantially the same functional value that it had (or would have had if the Company had theretofore complied with all of its obligations hereunder) prior to the event causing such damage or destruction, with such changes, alterations or modifications as shall be specified by the Company; or

             (b) the redemption of Bonds prior to maturity in accordance with the terms of the Indenture and on the earliest practicable date per-mitted thereby (or, prior to the termination of the Letter of Credit, the reimbursement of the Bank for moneys advanced under the Letter of Credit to redeem Bonds), or the purchase of Bonds for retirement, in which case such portion of the Net Insurance Proceeds to be used there-for shall be deposited in the Redemption Fund, provided that no part of any such portion of the Net Insurance Proceeds shall be so deposited in the Redemption Fund and so applied for any such purpose unless the Bank shall consent in writing to such deposit and application.

In the event that the Bank does not consent to the redemption of Bonds as required by the provisions of subparagraph (b) of this paragraph, then the Net Insurance Proceeds shall be applied in accordance with the provisions of subparagraph (a) of this paragraph.

         In the event that the Net Insurance Proceeds held by the Trustee (or any specified portion thereof) are to be applied for payment of the costs of repairing, replacing or restoring the property damaged or destroyed, a special construction fund shall be established with the Trustee and such proceeds (or specified portion thereof) shall be deposited therein, and the Trustee will provide for such proceeds (or specified portion thereof) to be disbursed as needed for the payment of such costs pursuant to procedures comparable to those provided in Section 7.1 of the Indenture for the disbursement of moneys from the Construction Fund. Any balance of the Net Insurance Proceeds (or any balance of the portion thereof specified for the payment of such costs) remaining after the payment of all such costs shall be paid into the Redemption Fund. In the event that the Net Insurance Proceeds (or the portion thereof specified for the payment of such costs) are not sufficient to pay in full the costs of such repair, replacement or restoration, the Company will nonetheless complete the work thereof and will pay that portion of the costs thereof in excess of the Net Insurance Proceeds (or specified portion thereof) available for the payment of such costs.

         All property acquired in connection with the repair, replacement or restoration of any part of the Project pursuant to the provisions of this section shall be and become part of the Project for purposes of the Loan Agreement and the Indenture and shall be held by the Company on the same terms and conditions as the property originally constituting the Project.

         Section 5.2 Condemnation Provisions. If title to the Project or any part thereof is taken under the exercise of the power of Eminent Domain, all obligations of the Company under the Loan Agreement and the Company Note shall continue in full force and effect and the entire condemnation award in respect of such taking shall be paid to the Trustee, whereupon such award shall be applied and certain related actions shall be taken in accordance with the succeeding provisions of this section:

             (1) If none of the improvements constituting part of the Project are taken or damaged and if in the Company's opinion, expressed in a written certificate delivered to the Authority and the Trustee, such taking does not significantly impair the utility of the Project or interfere with ingress and egress to and from the Project, the Net Condemnation Award in respect of the part of the Project so taken shall be paid into the Redemption Fund.

             (2) If any of the improvements constituting part of the Project are taken or damaged, or if in the Company's opinion, expressed in a written certificate delivered to the Authority and the Trustee, such taking significantly impairs the utility of the Project, the Net Con-demnation Award in respect of such taking shall be applied in one or more of the following ways as directed by the Company with the approval of the Bank:

                (I) payment of the costs of making such repairs, replacements, modifications and rearrangements with respect to the remainder of the Project (i.e., the portion thereof not taken but damaged or adversely affected by such taking) as shall be deemed necessary or desirable by the Company;

                (II) payment of the costs of purchasing such additional land and of acquiring (by construction or otherwise) such additional buildings, equipment and other facilities as the Company may deem necessary or desirable in connection with the use and occupancy of the Project; provided that such additional land, buildings, equip-ment and other facilities (i) shall be acquired by the Company free of liens and encumbrances other than Permitted Encumbrances and (ii) shall be deemed a part of the Project to the same extent as if such land, buildings, equipment and other facilities had originally con-stituted part of the Project; or

                (III) the redemption of Bonds prior to maturity in accordance with the terms of the Indenture and on the earliest practicable date permitted thereby (or, prior to the termination of the Letter of Credit, the reimbursement of the Bank for moneys advanced under the Letter of Credit to redeem Bonds), or the purchase of Bonds for re-tirement, in which case such portion of the Net Condemnation Award to be used for such purpose shall be deposited in the Redemption Fund.

         Within ninety (90) days following such taking, the Company will furnish to the Trustee a written certificate directing the application of the Net Condemnation Award for one or more of the foregoing purposes.

         In the event that the Net Condemnation Award held by the Trustee (or any specified portion thereof) is to be applied, pursuant to the provisions of subparagraph (I) or (II) of subsection (2) of this section, for payment of the costs of repairing, restoring, modifying, relocating or rearranging any part of the Project or for payment of the costs of acquiring additional property to become part of the Project, as the case may be, a special trust fund shall be established with the Trustee and such award (or specified portion thereof) shall be deposited therein, and the Trustee will provide for such award (or specified portion thereof) to be disbursed as needed for the payment of such costs pursuant to procedures comparable to those provided in Section 7.1 of the Indenture for the disbursement of moneys from the Construction Fund. Any balance of the Net Condemnation Award (or any balance of the portion thereof specified for the payment of such costs) remaining after payment of all such costs shall be paid into the Redemption Fund. In the event that the Net Condemnation Award (or the portion thereof specified for the payment of such costs) is not sufficient to pay in full the costs of such repair, restoration, modification, relocation or rearrangement, or the costs of acquiring such additional property, as the case may be, the Company will nonetheless complete such repair, restoration, modification, relocation or rearrangement, or the acquisition of such additional property, as the case may be, and will pay that portion of the costs thereof in excess of the amount of the Net Condemnation Award (or specified portion thereof) available for the payment of such costs.

         Section 5.3 Condemnation of Right to Use of the Project for Limited Period. If the use, for a limited period, of all or part of the Project is taken under the exercise of the power of Eminent Domain, all obligations of the parties hereto (including, without limitation, the payment by the Company of all amounts due on the Company Note) shall continue in full force and effect. The Company shall be entitled to receive the entire condemnation award referable to such taking, whether by way of damages, rent or otherwise.


         Section 5.4 Cooperation of the Authority in the Conduct of Condemnation Proceed- ings. The Authority will cooperate fully with the Company in the handling and conduct of any prospective or pending condemnation proceeding with respect to the Project or any part thereof and will follow all reasonable directions given to it by the Company in connection with such proceeding.


         Section 5.5 Relationship to Reimbursement Agreement and Bank Mortgage. So long as the Letter of Credit remains in effect, to the extent that any provision of the Reimbursement Agreement or the Bank Mortgage is inconsistent with any provision of Article IV or V of this Loan Agreement, such provision of the Reimbursement Agreement or the Bank Mortgage shall govern and control.


                                   ARTICLE VI

                        SPECIAL COVENANTS OF THE COMPANY


         Section 6.1 General. Until all Indenture Indebtedness shall have been paid in full, the Company will faithfully perform and comply with all applicable covenants and agreements con- tained in this Loan Agreement.


         Section 6.2 Performance by the Authority, the Bank or the Trustee of Certain Company Obligations; Reimbursement of Expenses. In the event the Company fails to pay any indebtedness or other obligation which it has herein covenanted to pay, the Authority, the Bank or the Trustee, after first notifying the Company in writing of any such failure on its part and after the subsequent failure by the Company to perform the obligation with respect to which it is delinquent within thirty (30) days of the date of its receipt of such notice, may (but shall not be obligated to) perform any such obligation on behalf of the Company. Any expense incurred by the Authority, the Bank or the Trustee in performing any of such obligations of the Company shall become an additional obligation of the Company secured by the Indenture and shall be repaid by the Company, together with interest thereon, from the date such expense was actually paid by the Authority, the Bank or the Trustee, as the case may be, until the date of its repayment by the Company, at a per annum rate equal to two percent

(2%) above the Prime Rate from time to time in effect until such amount is repaid or at the maximum applicable non-usurious per annum rate of interest then permitted by law, whichever of the foregoing rates of interest is the lesser. Any remedy vested in the Authority or the Trustee by the Loan Agreement for the collection of payments on the Loan shall also be available to the Authority or the Trustee for the collection of all expenses so paid by the Authority or the Trustee in performing any of such obligations of the Company.

         Section 6.3 Release and Indemnification Covenants. The Company releases the Authority (and each director, officer, employee and agent thereof) and the Trustee (and each director, officer, employee and agent thereof) from, and will indemnify and hold the Authority (and each director, officer, employee and agent thereof) and the Trustee (and each director, officer, employee and agent thereof) harmless against, any and all claims and liabilities of any character or nature whatsoever, regardless of by whom asserted or imposed, and losses of every conceivable kind, character and nature whatsoever claimed by or on behalf of any Person arising out of, resulting from, or in any way connected with the Project; provided, however, that the Company shall not be obligated to indemnify any director, officer, employee or agent of the Authority against any claim, liability or loss in any way connected with the Project unless such claim, liability or loss arises out of or results from action taken in the name and behalf of the Authority by such director, officer, employee or agent. Without limiting the generality of the foregoing, the Company will indemnify the Trustee (and each director, officer, employee and agent thereof) for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust established by the Indenture, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under the Indenture.

         The Company acknowledges that it has sought and received the assistance and cooperation of the Authority in connection with the offering and sale of the Bonds. The Company will indemnify, hold harmless and defend the Authority (and each director, officer, employee or agent thereof) against

             (a) any claim or liability whatsoever arising out of or based upon any untrue or misleading statement or alleged untrue or misleading statement of any material fact contained in the Offering Memorandum or in any of the information furnished by the Company or the Placement Agents to any prospective purchaser of the Bonds, or the omission or alleged omission to state in the Offering Memorandum or in any such information any material fact necessary to make the statements con-tained therein not misleading in the light of the circumstances under which such statements were made, and

             (b) any claim or liability arising out of any action taken by the Authority at the request of the Company (or any other Person authorized to act on behalf of the Company) in connection with the offering and sale of the Bonds.

         The Company will pay or reimburse all legal or other expenses reasonably incurred by the Authority (and each director, officer, employee and agent thereof), or the Trustee (and each director, officer, employee and agent thereof), as the case may be, in connection with the investigation or defense of any action or proceeding, whether or not resulting in liability, with respect to any claim, liability or loss in respect of which indemnity may be sought against the Company under the provisions of this section.

         In the event that any action or proceeding is brought against any indemnifiable party (whether the Authority, or any of the Authority's directors, officers, employees or agents, or the Trustee or any of the Trustee's directors, officers, employees or agents), in respect of which indemnity may be sought against the Company under the provisions of this section, such indemnifiable party shall, as a condition of the Company's liability under the provisions of this section, be obligated to notify promptly the Company in writing of the commencement of such action or proceeding and shall thereafter forward to the Company a copy of every summons, complaint, pleading, motion or other process received with respect to such action or proceeding; provided, however, that any failure to so notify the Company shall not release the Company from its obligations under this Section 6.3 unless the Company's ability to defend any such action or proceeding is materially prejudiced by such failure. The Company may (and, if so requested by such indemnifiable party, shall) at any time assume the defense of such indemnifiable party in connection with any such action or proceeding, and in such case the Company shall pay all expenses of such defense and shall have full and complete control of the conduct on the part of such party of any such action or proceeding, including, without limitation, the right to settle or compromise any claim giving rise to such action or proceeding upon such terms and conditions as the Company, in its sole discretion, shall determine and the right to select Counsel for such party. The Authority (or any director, officer, employee or agent thereof) or the Trustee (or any director, officer, employee or agent thereof) shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Authority or the Trustee, as the case may be, unless (i) the employment of such separate counsel has been specifically authorized by the Company in writing prior to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) included both the Authority (or any director, officer, employee or agent thereof) or the Trustee (or any director, officer, employee or agent thereof) and the Company, and an indemnified party or parties shall have been advised by counsel or shall have otherwise determined in good faith that there may be one or more legal defenses available to it or them which are different from or additional to those available to the Company and that joint representation may be inappropriate under professional standards, in which case the Company shall not have the right to assume the defense of such action on behalf of the Authority (or any director, officer, employee or agent thereof) or the Trustee (or any director, officer, employee or agent thereof), as the case may be, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Authority (including all directors, officers, employees and agents thereof), and one separate firm of attorneys for the Trustee (including all directors, officers, employees and agents thereof), and any such firm shall be designated in writing by the Authority and/or the Trustee, subject in each case to the approval of the Company, which approval shall not be unreasonably withheld.

         Any other provision of this section to the contrary notwithstanding, the Company shall not be obligated to indemnify any such indemnifiable party for any liability resulting from the settlement of any action or proceeding if such settlement was made without the Company's consent (unless such consent was unreasonably withheld by the Company), irrespective of whether the Company had, prior to such settlement, exercised its right to assume the defense of such in-demnifiable party in connection with such action or proceeding. The Company agrees that it will not unreasonably withhold its consent with respect to any proposed settlement of any such action or proceeding.

         Nothing contained in this section shall be construed to indemnify the Authority, or any of the Authority's directors, officers, employees or agents, against, or to release any of such parties from liability for, any claim, liability or loss that may result from intentional or wanton misconduct on the part of such parties, nor shall anything contained in this section be construed to indemnify the Trustee against, or to release the Trustee from liability for, any claim, liability or loss that may result from bad faith or gross negligence on the part of the Trustee.

         Anything to the contrary in this Loan Agreement notwithstanding, the covenants of the Company contained in this section shall, with respect to any claim, liability or loss for which the Company is obligated to provide indemnity, remain in full force and effect after the termination of the Loan Agreement until (i) any cause of action brought in respect of such claim, liability or loss shall be barred by the applicable statute of limitation or
(ii) the payment in full or the satisfaction of such claim, liability or loss, including all reasonable expenses incurred by the indemnifiable party or parties in defending against such claim, liability or loss; provided, however, that in the event any action or proceeding arguably barred by the applicable statute of limitation is brought against any indemnifiable party hereunder, the Company shall be obligated to defend such indemnifiable party with respect to such action or proceeding, all to the end that the bar of the statute of limitation may be asserted by the Company against the party bringing such action or proceeding but may not be asserted by the Company against the indemnifiable party in order to avoid performing any of its obligations under this section.


         Section 6.4 Agreement to Maintain Corporate Existence. So long as any of the Indenture Indebtedness shall be outstanding and unpaid, the Company will maintain its corporate existence, will not dissolve or sell, lease, transfer or otherwise dispose of all or substantially all its assets (either in a single transaction or in a series of related transactions), and will not consolidate with or merger into another corporation or permit one or more other corporations to consolidate with or merge into it; provided that it may, without violating the agreements contained in this section, consolidate with or merge into another corporation, permit one or more other corporations to consolidate with or merge into it, or sell, lease, transfer or otherwise dispose of all or substantially all its assets to another corporation, but if and only if the following conditions are met:

             (a) the corporation surviving or resulting from such consolida-tion or merger (if it be one other than the Company) or the corporation to which such sale, lease, transfer or other disposition shall be made, as the case may be (the "Successor Corporation"), (i) expressly assumes in writing all the obligations of the Company contained in the Loan Agreement, with the same effect as if the Successor Corporation had been named herein as a party hereto in lieu of the original Company, (ii) furnishes to the Authority and the Trustee, promptly following such consolidation or merger or such sale, lease, transfer or other disposition, appropriately certified or fully executed copies of the writing by which the Successor Corporation so assumes such obligations and (iii) furnishes to the Authority and the Trustee the opinions of one or more Counsel (who, although selected by the Company, shall be reasonably satisfactory to the Trustee) which, taken together, state in substance that the Successor Corporation is a duly organized and existing corporation and has by such writing duly and validly assumed, and is bound by, all the obligations of the Company contained in the Loan Agreement;

             (b) at the time of such consolidation or merger or such sale, lease, transfer or other disposition and immediately upon giving effect thereto, the Successor Corporation shall be a solvent corporation;

             (c) immediately after giving effect to such merger or consolida-tion or such sale, lease, transfer or other disposition, no event which constitutes an Event of Default, or which would become an Event of Default with the passage of time or the giving of notice or both, shall have occurred and be continuing; and

             (d) there shall have been delivered to the Authority and to the Trustee a certificate signed by the Chairman of the Board, the President or any Vice President of the Company or the Successor Corporation, as the case may be, and stating that such merger, consolidation, sale, lease, transfer or other disposition complies with the provisions of this section and that all conditions precedent herein provided for relating to such transaction have been complied with.

Upon any merger or consolidation or any sale, lease, transfer or other disposition complying with the provisions of this section, the Successor Corporation shall succeed to, and be substituted for, the Company for all purposes under the Loan Agreement with the same effect as if the Successor Corporation had been named as the Company herein. If, after a sale or transfer by the Company of all or substantially all its assets to another corporation under the circumstances described in the preceding provisions of this section, the Company does not thereafter dissolve, it shall not have any further rights or obligations hereunder.


         Section 6.5 Qualification in Alabama. So long as the Loan Agreement shall be in effect, the Company will continuously remain qualified to do business in the State of Alabama. If, in accordance with the permissive provisions of Section 6.4 hereof, the Company should merge into a corporation not organized and existing under the laws of the State of Alabama, should consolidate with one or more corporations under circumstances wherein the consolidated corporation is not a corporation organized and existing under the laws of the State of Alabama or should transfer all or substantially all its assets to a corporation not organized under the laws of the State of Alabama, it will cause the corporation into which it merged, the corporation resulting from such consolidation or the corporation to which all or substantially all its assets are transferred, as the case may be, to qualify to do business in the State of Alabama and to remain so qualified at all times while the Loan Agreement shall be in effect.


         Section 6.6 Notice of Adjudication of Invalidity. The Company will promptly notify the Trustee, the Tender Agent, the Authority and the Bank in writing of the occurrence of an Adjudication of Invalidity, provided that the Company has knowledge thereof.


         Section 6.7 Protection of Security. The Company will use its best efforts to cause to be filed or recorded, or re-filed or re-recorded, any instruments (including, without limitation, Uniform Commercial Code financing statements) that are at the time necessary to preserve or protect any interest of the Council or the Trustee in the Trust Estate. The Company will cause to be delivered to the Trustee no less frequently than once every five years, an opinion of Counsel stating either that all appropriate actions to so preserve and protect the Trust Estate have been taken or that no such action is necessary.


                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES


         Section 7.1 Events of Default Defined. The following shall be "Events of Default" under the Loan Agreement, and the term "Event of Default" shall mean, whenever it is used in the Loan Agreement, any one or more of the following conditions or events:

             (a)   failure by the Company to pay in full on the due date thereof
         (i) any principal of or interest on the Company Note or (ii) any other amount due under the Loan Agreement which if not paid would cause a default in the payment of any principal of or interest or premium (if any) on the Bonds when and as the same shall be due and payable (whether at maturity, upon redemption or otherwise);

             (b) failure by the Company to pay any amount due the Trustee under Section 9.5 of the Indenture for its reasonable fees, charges and disbursements within thirty (30) days after written demand for such payment by the Trustee, which demand shall not be made earlier than the date on which such amount is due and payable;

             (c) failure by the Company to perform or observe any agreement or covenant on its part contained in the Loan Agreement [other than the covenants and agreements referred to in the preceding clauses (a) or
         (b) of this section], which failure shall have continued for a period of forty-five (45) days after written notice specifying, in reasonable detail, the nature of such failure and requiring the Company to perform or observe the agreement or covenant with respect to which it is delinquent shall have been given to the Company by the Authority or the Trustee, unless (i) the Authority and the Trustee shall agree in writing to an exten- sion of such period prior to its expiration, or
         (ii) during such forty-five (45) day period or any extension thereof, the Company has commenced and is diligently pursuing appropriate corrective action, or (iii) the Company is by reason of force majeure at the time prevented from performing or observing the agreement or covenant with respect to which it is delinquent;

             (d) any warranty, representation or other statement by or on be-half of the Company contained in the Loan Agreement or in any other document furnished by the Company in connection with the issuance of the Letter of Credit or the issuance and sale of any of the Bonds being false or misleading in any material respect at the time made, but only if the inaccuracy of such warranty, representation or other statement is not remedied in a manner satisfactory to the Authority, the Trustee and the Bank within five Business Days after the Company first receives notice thereof; provided that the Authority and the Trustee may, with the Bank's consent, grant to the Company an extension of said period of five Business Days if during such period the Company has commenced and is diligently pursuing appropriate corrective action;

             (e)   the receipt by the Trustee of written notice from the Bank
         (i) stating that an Event of Default has occurred and is continuing under the terms of the Reimbursement Agreement (as the term "Event of Default" is defined and used in said agreement) and (ii) directing that the Bonds be declared due and payable pursuant to Section 10.2 of the Indenture;

             (f) institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or consent by the Company to the filing of a bankruptcy or insolvency proceeding against it, or the filing by the Company of a petition or answer or consent seeking relief under the United States Bankruptcy Code, as now constituted or as amended, or any other applicable federal or state bankruptcy or other similar law, or consent by the Company to the institution of proceedings thereunder or to the filing of any such petition, or consent by the Company to the appointment of, or the taking of possession of any of its property by, a receiver, liquidator, trustee, custodian or assignee in bankruptcy or insolvency for the Company or for all or a major part of its property, or an assignment by the Company for the benefit of its creditors, or a written admission by the Company of its inability to pay its debts generally as they become due;

             (g) the entry of a decree or order by a court of competent jurisdiction for relief in respect of the Company or adjudging the Company to be a bankrupt or insolvent or approving as properly filed a petition seeking the arrangement, adjustment or composition of the obligations of the Company under the United States Bankruptcy Code, as now constituted or as amended, or any other applicable federal or state bankruptcy or other similar law, which decree or order shall have continued undischarged or unstayed for a period of sixty (60) days, or the entry of a decree or order of a court of competent jurisdiction for the appointment of a receiver, liquidator, trustee, custodian or assignee in bankruptcy or insolvency for the Company or for all or a major part of its property, or for the winding up or liquidation of its affairs, which decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

             (h) the dissolution or liquidation of the Company under circumstances other than those permitted by the provisions of Section
         6.4 hereof in the case of the merger of the Company into another corporation, the consolidation of the Company with another corporation or the dissolution of the Company following a transfer of all or substantially all its assets to another legal entity.

The term "force majeure" as used herein means acts of God or the public enemy, strikes, lockouts, work slowdowns or stoppages or other labor disputes, insurrections, riots or other civil disturbances, orders of the government of the United States of America or of any state of the United States of America or of any of the departments, agencies, political subdivisions or officials of the United States of America or of any state thereof, or orders of any other civil or military authority, or partial or entire failure of public utilities, or any other condition or event beyond the reasonable control of the Company. The Company will, to the extent that it may lawfully do so, use its best efforts to remedy, alleviate or circumvent any cause or causes preventing it from performing its agreements and covenants hereunder; provided, however, that the settlement of strikes, lockouts and other labor disputes shall be entirely within the discretion of the Company, and the Company shall not be required to settle strikes, lockouts and other labor disputes by acceding to the demands of the opposing party or parties when such course is in its judgment against its best interests.


         Section 7.2 Remedies on Default. Whenever any Event of Default shall have happened and be continuing, the Authority and the Trustee (or the Trustee as assignee and successor of the Authority) may take any one or more of the following remedial actions:

             (a) declare the obligations of the Company under the Company Note and the Loan Agreement immediately due and payable in an amount equal to the principal amount of all outstanding Bonds plus interest accrued on such Bonds to the date of such declaration, but only if, concurrently with such declaration, the principal of and accrued interest on the Bonds are also declared due and payable pursuant to subsection (a) of Section 10.2 of the Indenture;

             (b) have access to, and inspect, examine and make copies of, the books, records and accounts of the Company; and

             (c) take whatever legal proceedings may appear necessary or desirable to collect any amount due from the Company under the Company Note or the Loan Agreement or to enforce any covenant, agreement or obligation of the Company under any of the Basic Agreements to which it is a party or any obligation of the Company imposed by any applicable law.


         Section 7.3 Agreement to Pay Attorneys' Fees. In the event that, as a result of an Event of Default or a threatened Event of Default by the Company, the Authority or the Trustee should employ attorneys at law or incur other expenses in or about the collection of amounts due from the Company under the Company Note or the Loan Agreement or the enforcement of any other obligation, covenant or agreement of the Company contained in any of the Basic Agreements to which the Company is a party, the Company will, if the Authority or the Trustee is successful in such efforts or if a final judgment for either is rendered by a court of competent jurisdiction, pay to the Authority, the Trustee or both, as the case may be, reasonable attorneys' fees and other reasonable expenses so incurred by the Authority and the Trustee.


         Section 7.4 No Remedy Exclusive. No remedy herein conferred upon or reserved to the Authority or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under the Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Authority or the Trustee to exercise any remedy reserved to it in this article, it shall not be necessary to give any notice, other than such notice as is herein expressly required.


         Section 7.5 No Additional Waiver Implied by One Waiver. In the event any agreement contained in the Loan Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. Further, neither the receipt nor the acceptance by the Authority, or by the Trustee on its behalf, of any payment due under the Company Note or the Loan Agreement shall be deemed to be a waiver of any breach of any covenant, condition or obligation herein contained or a waiver of any Event of Default even though at the time of such receipt or acceptance there has been a breach of one or more covenants, conditions or obligations on the part of the Company herein contained or an Event of Default (or both) and the Authority or the Trustee (or both) have knowledge thereof.

         Section 7.6 Restoration of Rights Upon Abandonment of Proceedings. In case any proceeding taken by the Authority or the Trustee on account of any Event of Default shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Authority or the Trustee, then and in every case the Authority and the Trustee shall be restored to their former positions and rights under all of the Basic Agreements, respectively, and all rights, remedies and powers of the Authority and the Trustee shall continue as though no such proceeding had been taken.

         Section 7.7 Effect of Intercreditor Agreement. Notwithstanding anything to the contrary contained herein or in the Indenture, so long as any of the Council Bonds remain outstanding and unpaid, all rights, remedies and powers granted to the Authority or the Trustee pursuant to this Loan Agreement (including, without limitation, those so granted in this Article VII) or the Indenture shall be governed by, and shall be exercised in accordance with, the provisions of the Intercreditor Agreement.


                                  ARTICLE VIII

                               PREPAYMENT OF LOAN


         Section 8.1 Options to Prepay All or Part of the Loan Prior to Conversion Date. The Company may, at its option at any time and from time to time prior to the Conversion Date and prior to full payment of the Indenture Indebtedness, make prepayments with respect to the Loan. The Authority will cause such prepayments to be applied to the redemption and retirement of the Bonds on the earliest practicable date after receipt of such prepayments on which, in accordance with their terms and the terms of the Indenture, such Bonds may be redeemed. As provided in Section 3.8 of the Indenture, the Company shall have the right to request the optional redemption of the Bonds under the circumstances described therein; and upon being notified by the Company in writing of the Company's intentions in this respect and without the necessity of the moneys therefor being deposited with the Trustee, the Authority will take, or cause the Trustee to take, all preliminary action necessary under the provisions of the Indenture to effect such redemption. The Bonds to be redeemed with any prepayments of the Loan shall be redeemed at and for such redemption price or prices as shall be specified in Section 3.8 of the Indenture. The principal amount of the Loan deemed paid by any such prepayment shall equal the principal or face amount of the Bonds redeemed with such prepayment. Any such prepaid principal of the Loan in respect of the Bonds so redeemed shall cease to bear interest at such time as the corresponding Bonds called for redemption cease to bear interest in accordance with the provisions of Section 6.2 of the Indenture. Such prepayment of principal of the Loan will result in the abatement of payments of principal and interest that would have become due with respect to the Loan had it not been for such prepayment. The Loan shall be deemed paid and the Company discharged from all obligations thereunder if at any time provision for the redemption and payment of the outstanding Bonds is made to such extent and under such conditions that all thereof shall be deemed fully paid pursuant to the provisions of Section 14.1 of the Indenture.

         Section 8.2 Option to Prepay Loan After Conversion Date Upon the Occurrence of Certain Events. The Company shall have the right and option, hereby granted by the Authority, to prepay the entire Loan after the Conversion Date in an amount sufficient to redeem and retire all the Bonds if

             (a) any part of the Project is damaged or destroyed, by fire or other casualty, to such extent that, in the opinion of the Company expressed in a certified resolution of the Board of Directors of the Company filed with the Authority and the Trustee, the restoration or repair of the property damaged or destroyed would not be economically practicable or desirable, or

             (b) under the exercise of the power of eminent domain by any governmental authority or person, firm or corporation acting under governmental authority, (i) title to all or substantially all the Project is taken, or (ii) the temporary use of all or part of the Project, or title to part of the Project, is taken to such extent that, in the opinion of the Company expressed in a certified resolution of the Board of Directors of the Company filed with the Authority and the Trustee, the Company will thereby be prevented, or is likely to be thereby prevented, from making normal use of the Project, or

             (c) as a result of any changes in the Constitution of the State of Alabama or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal), entered after the contest thereof by the Company in good faith, the Loan Agreement becomes void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed herein or unreasonable burdens or exces-sive liabilities are imposed on the Authority or the Company, including (without limiting the generality of the foregoing) any changes in federal or state tax laws that will render the operation of the Project significantly less advantageous economically to the Company, or

             (d) the use and occupancy of the Project by the Company is legally curtailed for any reason other than circumstances or conditions described in the preceding clauses (b) or (c), or

             (e) as a result of any change in the economic viability of the Project, the continued operation of the Project, in the opinion of the Company expressed in a certified resolution of the Board of Directors of the Company filed with the Authority and the Trustee, would not be economic for the Company's purposes.

To exercise such option, the Company

             (1) shall, within sixty (60) days following the event authorizing the exercise of such option, give to the Authority and the Trustee written notice, signed by the President or any Vice President of the Company, which shall contain a description of such event and shall state the reason why it authorizes the exercise of such option,

             (2) shall specify in such notice the date on which the Loan is to be prepaid, which shall be not less than forty-five (45) nor more than ninety (90) days after the date such notice is mailed or otherwise delivered,

             (3) shall direct the Trustee in such notice to call for redemp-tion all the outstanding Bonds on the Business Day next succeeding the date of the Loan prepayment specified by the Company in such notice,

             (4) in the case of an authorizing event described in any of the preceding clauses (a), (b), (d) or (e), shall certify in such notice that the Company has discontinued, or will discontinue at the earliest practicable date, its operation of the Project, and

             (5) shall, on the date specified for the prepayment of the Loan, pay to the Trustee (for the account of the Authority), as and for the outstanding balance of the Loan, an amount which, when added to the total of the amounts then held in the Bond Fund (exclusive of any amount held therein for payment of matured but unpaid Bonds, Bonds called for redemption but not yet redeemed and matured but unpaid interest) and the Redemption Fund, will be sufficient to pay, redeem and retire all the outstanding Bonds on the Business Day next succeeding the date of such prepayment, including, without limitation, principal, premium (if any), all interest to mature until and on such payment or redemption date, expenses of redemption and all other Indenture Indebtedness.

                                   ARTICLE IX

                                  MISCELLANEOUS


         Section 9.1 Term of Loan Agreement. The Loan Agreement shall remain in full force and effect from the date of its delivery until such time as (i) all the Bonds have been fully paid or provision therefor made as specified in
Section 14.1 of the Indenture, (ii) all reasonable fees, charges, disbursements and advances of the Trustee, accrued and to accrue until full payment of the Bonds, have been paid or provision therefor satisfactory to the Trustee has been made, and (iii) all obligations of the Company to the Authority pursuant to Sections 3.5, 6.3 and 7.3 hereof have been paid or provision therefor satisfactory to the Authority has been made.

         Section 9.2 Disposition of Trust Fund Moneys after Payment of Indenture Indebtedness. The Authority hereby assigns to the Company all moneys (if any) that may remain in the Construction Fund, the Bond Fund and the Redemption Fund or that may otherwise be held by the Trustee after the Indenture Indebtedness has been fully paid, such assignment to be subject to the condition that the Indenture Indebtedness shall have been fully paid with moneys paid by or on behalf of the Company to or for the account of the Authority or with moneys drawn by the Trustee under the Letter of Credit. The Authority will provide in the Indenture for such moneys to be paid by the Trustee to the Company in accordance with such assignment. It is understood and agreed that surplus moneys remaining in the Bond Fund or otherwise held by the Trustee shall not include
(i) any amounts so held for payment of matured but unpresented Bonds, Bonds called for redemption but not yet presented for payment and matured but unpaid interest, (ii) any amounts held therein which are referable to unmatured Bonds if such bonds are considered fully paid pursuant to the provisions of Section
14.1 of the Indenture by reason of the fact that such amounts are so held by the Trustee and (iii) any amounts which shall be required to reimburse the Bank for any amounts owed to it by the Company in respect of the Bonds or the Letter of Credit or under the Reimbursement Agreement. The provisions of this section shall survive the expiration or prior termination of the Loan Agreement.


         Section 9.3 Certification of Completion Date. The Completion Date shall be evidenced to the Trustee and the Authority by a certificate signed by an Authorized Company Representative stating that

             (a) the acquisition, construction and installation of the Project and all other Project Development Work have been completed in accordance with the applicable plans, specifications and directions furnished by the Company,

             (b) all the Project Development Costs have been paid in full, except for amounts retained by the Trustee at the Company's direction for any such costs not then due and payable or the liability for payment of which is being contested or disputed by the Company, and

             (c) the Project is operational for the purpose for which it was designed.

         Section 9.4 Notices. All notices, demands, requests and other communications hereunder shall be deemed sufficient or properly given if in writing and delivered in person to the following addresses or received by certified or registered mail, postage prepaid, with return receipt requested at such addresses:

              (a)    If to the Authority:

                     State Industrial Development Authority
                     401 Adams Avenue
                     Montgomery, Alabama  36130
                       Attention:  President

              (b)    If to the Company:

                     Central Castings Corporation
                     451 North Cannon Avenue
                     Lansdale, Pennsylvania  19446
                       Attention:  Vice President-Finance

              (c)    If to the Trustee:

                     Chemical Bank
                     450 West 33rd Street, 15th Floor
                     New York, New York  10001-2697
                       Attention:  Josiane De Sousa, Corporate Trust Department

              (d)    If to the Bank:

                     First Fidelity Bank, National Association
                     123 South Broad Street
                     Philadelphia, Pennsylvania  19109-1199
                       Attention:  Thomas J. Saunders, Vice President

Any of the above-mentioned parties may, by like notice, designate any further or different addresses to which subsequent notices shall be sent. A copy of any notice given to the Authority, the Company, the Trustee or the Bank pursuant to the provisions of the Loan Agreement shall also be given to any of the foregoing four parties to whom notice is not herein otherwise required to be given, but the failure to give a copy of such notice to any such other party shall not invalidate such notice or render it ineffective unless notice to such other party is otherwise herein expressly required. Any notice hereunder signed on behalf of the notifying party by a duly authorized attorney at law shall be valid and effective to the same extent as if signed on behalf of such party by a duly authorized officer or employee.

         Section 9.5 Certain Prior and Contemporaneous Agreements Cancelled. Except for the Preliminary Agreement, the Loan Agreement shall completely and fully supersede all other prior or contemporaneous agreements, both written and oral, between the Authority and the Company relating to the acquisition, construction and installation of the Project, the issuance of any of the Bonds and the making of the Loan by the Authority to the Company, and if any provision of the Preliminary Agreement is in conflict with any provision of the Loan Agreement, such provision of the Preliminary Agreement shall be deemed amended or modified to the extent necessary to avoid such conflict, all to the end that the Authority and the Company shall look to the Loan Agreement for the ultimate definition and determination of their respective rights, liabilities and responsibilities respecting the Project, the Bonds and the Loan.

         Section 9.6 Limited Liability of Authority. The Authority is entering into the Loan Agreement pursuant to the authority conferred upon it by the Act. No provision hereof shall be construed to impose a charge against the general credit of the Authority or any personal or pecuniary liability upon the Authority, except with respect to the proper application of the proceeds to be derived from the sale of the Bonds, moneys made available by the Company to the Authority pursuant to the provisions of the Loan Agreement and the revenues and receipts to be derived from the payment of the Loan. Further, none of the directors, officers, employees or agents of the Authority shall have any personal or pecuniary liability whatever hereunder or any liability for the breach by the Authority of any of the agreements on its part herein contained. Nothing contained in this section, however, shall relieve the Authority from the observance and performance of the several covenants and agreements on its part herein contained or relieve any director, officer, employee or agent of the Authority from performing all duties of their respective offices that may be necessary to enable the Authority to perform the covenants and agreements on its part herein contained.

         Section 9.7 Trustee Actions Requested by Company. The Company hereby agrees that, in any instance in which the Company requests the Trustee to take any discretionary, non-ministerial action pursuant to the Indenture, the Trustee may require, as a condition precedent to the taking of such requested action, the delivery to the Trustee of an opinion of Counsel stating that the taking of such requested action by the Trustee is not inconsistent with the provisions of the Indenture and that all conditions precedent, if any, to the taking of such action that are specified or contained in the Indenture have been satisfied.

         Section 9.8 Binding Effect. The Loan Agreement shall inure to the benefit of, and shall be binding upon, the Authority, the Company and their respective successors and assigns. To the extent provided herein and in the Indenture, the Trustee, the Holders of the Bonds and the Bank shall be deemed to be third party beneficiaries hereof, but nothing herein contained shall be deemed to create any right in, or to be for the benefit of, any other Person who is not a party hereto.

         Section 9.9 Severability. In the event any provision of the Loan Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         Section 9.10 Article and Section Captions. The article, section and subsection headings and captions contained herein are included for convenience only and shall not be considered a part hereof or affect in any manner the construction or interpretation hereof.

         Section 9.11 Governing Law. The Loan Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Alabama.




         IN WITNESS WHEREOF, the Authority and the Company have caused this Loan Agreement to be duly executed in their respective corporate names and to be attested, all by their duly authorized officers, in ten (10) counterparts, each of which shall be deemed an original, and the parties hereto have caused this Loan Agreement to be dated as of November 1, 1995, although actually executed and delivered on November _____, 1995.

                                                STATE INDUSTRIAL DEVELOPMENT
                                                         AUTHORITY


                                            By: /s/ Ira J. Silberman
                                               --------------------------------
                                                         President
ATTEST:

By: /s/ Jimmy H. Baker
    ----------------------------------
          Its Secretary

[ S E A L ]

                                                CENTRAL CASTINGS CORPORATION


                                            By: /s/ Albert T. Sabol
                                                -------------------------------
                                             Its Vice President
                                                --------------------------------

ATTEST:

By: /s/ George D. Pelose
    ----------------------------------


Its Assistant Secretary
    -------------------------------

[ S E A L ]

STATE OF ALABAMA    )
                   :
Montgomery COUNTY   )


         I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that Ira J. Silberman, whose name as President of the STATE INDUSTRIAL DEVELOPMENT AUTHORITY, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

         GIVEN under my hand and seal, this 15h day of November, 1995.


[NOTARIAL SEAL]                           By: /s/ James K. Noll II
                                              ---------------------------------
                                                        Notary Public

                                             My Commission Expires: 02-17-99
                                                                    -----------



STATE OF Pennsylvania)
                     :
Philadelphia COUNTY  )


         I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that Albert T. Sabol, whose name as Vice President of CENTRAL CASTINGS CORPORATION, a corporation organized and existing under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         GIVEN under my hand and official seal of office, this 21st day of November, 1995.

                                         By: /s/ Carol L. O'Neal
[NOTARIAL SEAL]                              ----------------------------------
                                                         Notary Public

                                             My Commission Expires: 11-28-98
                                                                    -----------